                                                                    EXHIBIT 10.1

                      SIXTH AMENDMENT TO SECOND AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT
                        AND AMENDMENT TO OTHER AGREEMENTS


         THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND AMENDMENT TO OTHER AGREEMENTS (this "Amendment") is made and entered into this 29th day of April, 1998, to be effective as of the respective date herein indicated, by and among SEPCO INDUSTRIES, INC., a Texas corporation ("Sepco"), BAYOU PUMPS, INC., a Texas corporation ("Bayou") and AMERICAN MRO, INC., a Nevada corporation ("American") (Sepco, Bayou and American being hereinafter individually and collectively referred to as "Borrower", as governed by the provisions of Section 1.4, Section 1.5, and Section 1.6 of the Loan Agreement, as hereinafter defined), and FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been, formerly known as Shawmut Capital Corporation, and having been the successor-in-interest by assignment to Barclays Business Credit, Inc., a Connecticut corporation).

                                    RECITALS

         A. Sepco and Barclays Business Credit, Inc., have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of April 1, 1994, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement and Secured Promissory Note, dated May, 1995, executed by Sepco and Fleet Capital Corporation, a Connecticut corporation (at that time known as Shawmut Capital Corporation), and as amended by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement, entered into on April 3, 1996, executed by Sepco and Fleet Capital Corporation, a Connecticut corporation, and as amended by that certain Third Amendment to Second Amended and Restated Loan and Security Agreement, dated September 9, 1996, executed by Sepco, Bayou and Lender, and as amended by that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement, dated October 24, 1996, executed by Lender and Borrower, and as amended by that certain letter agreement dated November 4, 1996, entered into by Lender and Borrower, and as amended by that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated June 2, 1997, executed by Lender and Borrower (as amended, the "Loan Agreement").

         B. Lender, effective May 1, 1996, as successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation, succeeded to, and today remains the present holder of, all right, title and interest of Fleet Capital Corporation, a Connecticut corporation, in the Loan Agreement and each of the Other Agreements.

         C. Borrower and Lender desire to further amend the Loan Agreement and the Other Agreements as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:


SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 1

                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   AMENDMENTS

         Effective as of the respective date herein indicated, the Loan Agreement and the Other Agreements are hereby respectively amended as follows:

         2.01 REFERENCES TO "INDEX, INC." AND "INDEX" IN THE LOAN AGREEMENT AND THE OTHER AGREEMENTS. The Loan Agreement and the Other Agreements are hereby amended by (i) deleting any and all references to "Index, Inc." therefrom and substituting "DXP Enterprises, Inc." in lieu thereof, and (ii) deleting any and all references to "Index" therefrom and substituting "DXP" in lieu thereof. Index, Inc., a Texas corporation, has changed its name to DXP Enterprises, Inc.

         2.02 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; ADDITION OF CERTAIN DEFINITIONS. Effective as of the date of execution of this Amendment,
Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions thereto, to be inserted in their proper alphabetical order:

              ACQUISITION TERM LOANS - the Loans described in Section 2.2(A) of this Agreement.

              ACQUISITION TERM LOANS CONDITIONS - with respect to the making of a specific Acquisition Term Loan pursuant to Section 2.2(A) of this Agreement, the following conditions precedent must be satisfied in a manner satisfactory to
Lender:

                    (i) No Event of Default or Default shall exist or will exist after giving effect to the requested Acquisition Term Loan;

                    (ii) Since the date of execution of the Sixth Amendment,
              there shall not have occurred any material adverse change in the business, financial condition or results of operations of Borrower or the existence or value of any Collateral or any event, condition or state of facts which would reasonably be expected to materially and adversely affect the business, financial condition or results of operations of Borrower;

                    (iii) Lender shall have received and reviewed (a) the
              audited financial statements of the relevant Target Company for the most recent fiscal year of such Target Company (or if such Target Company does not have audited annual financial statements, such unaudited annual financial statements of such Target Company as shall be satisfactory to Lender, in Lender's sole discretion); and (b) the most recent interim financial statements of such Target Company, all of which such financial statements shall be in form and substance satisfactory to Lender;




SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 2

                    (iv) After giving effect to the acquisition to be funded by such Acquisition Term Loan, Borrower shall be in compliance with each of the financial covenants set forth in Section 9.3 of this Agreement, as calculated as of the most recent financial covenant test date;

                    (v) After giving effect to the acquisition to be funded by such Acquisition Term Loan, the ratio of (a) the aggregate principal amount of all Senior Debt outstanding on the date of such acquisition to (b) the EBITDA calculated for the twelve calendar month period ending on the date of such acquisition, shall be equal to or less than 4.00 to 1.00; and

                    (vi) Lender shall have received the following documents,
              certificates and items, each in form and substance satisfactory to
              Lender:

                         (a) A collateral assignment of the relevant asset
                    purchase agreement or stock purchase agreement, as the case may be, relating to the acquisition to be funded by such Acquisition Term Loan, duly executed by Borrower in favor of Lender and duly accepted by the relevant seller;

                         (b) A copy of the executed asset purchase agreement or
                    stock purchase agreement, as the case may be, relating to such acquisition, together with copies of all other documentation relating thereto;

                         (c) Evidence satisfactory to Lender, in its sole
                    discretion, that Lender has a perfected first priority Lien in such of the assets of the Target Company being transferred to Borrower in connection with the acquisition as shall be required by Lender; and

                         (d) Such other documents, certificates and items as
                    shall be required by Lender.

              ACQUISITION TERM LOANS NOTE - the Secured Promissory Note (Acquisition Term Loans), to be executed by Borrower on or about the date of execution of the Sixth Amendment, in favor of Lender, to evidence the Acquisition Term Loans, which shall be in the form of Exhibit A attached to the Sixth Amendment.

              CAPITALIZED LEASE OBLIGATION - any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

              DOMESTIC MARGIN - at all times up to and including June 30, 1998 - 0.50% per annum. Thereafter, 0.00% per annum.

              DXP - DXP Enterprises, Inc., a Texas corporation, formerly known as Index, Inc.

              EBITDA - for any fiscal period of Borrower, means the sum of (i) the Adjusted Net Earnings From Operations of DXP and its Subsidiaries for such period, plus (ii) non-cash charges of DXP and its Subsidiaries in respect to depreciation and amortization for such period, plus (iii) Tax Expense of DXP and its Subsidiaries for period, plus (iv)


SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 3

Interest Expense of DXP and its Subsidiaries for such period, all of the above being determined on a consolidated basis in accordance with GAAP.

              EURODOLLAR ADJUSTMENT DATE - initially, July 1, 1998, and thereafter, the first Business Day of the calendar month during which Lender receives the Compliance Certificate required by Section 9.1(J) hereof having a calculation date as of the last day of September, December, March, or June, as the case may be (referred to in this Agreement as "Quarterly Compliance Certificate"), beginning with the Compliance Certificate having the calculation date as of September 30, 1998.

              EURODOLLAR MARGIN - (i) for all Revolving Credit Loans which are Eurodollar Loans and are outstanding during the period ending on June 30, 1998, 2.00% per annum (no portion of the Term Loans being able to be Eurodollar Loans prior to July 1, 1998), and thereafter (ii) for all Eurodollar Loans outstanding during the period beginning on a Eurodollar Adjustment Date and ending on the day preceding the subsequent Eurodollar Adjustment Date, the applicable percent per annum set forth in the pricing table below respectively for Revolving Credit Loans and for the Term Loans opposite the ratio of (i) the aggregate principal amount of all Senior Debt outstanding on the calculation date of the applicable Quarterly Compliance Certificate to (ii) the EBITDA calculated for the trailing twelve calendar month period ending on the calculation date of the applicable Quarterly Compliance Certificate (which EBITDA may contain adjustments for the Target Company EBITDA of any Target Company purchased with an Acquisition Term Loan during the relevant twelve calendar month period, provided that any such adjustment must be consented to by Lender, which consent shall be given or withheld by Lender in its sole discretion, and such adjustment must also be calculated in a manner satisfactory to Lender, in Lender's sole discretion).

                                  PRICING TABLE

                                                EURODOLLAR MARGIN
                                                  FOR REVOLVING           EURODOLLAR MARGIN
           RATIO OF SENIOR DEBT                   CREDIT LOANS              FOR TERM LOANS
                TO EBITDA
-----------------------------------------       ----------------          ------------------
(i)    Greater than or equal to 4.50             (i)     2.50%             (i)     3.00%
       to 1.00

(ii)   Less than 4.50 to 1.00, but               (ii)    2.25%             (ii)    2.75%
       greater than or equal to 4.00 to
       1.00

(iii)  Less than 4.00 to 1.00, but               (iii)   2.00%             (iii)   2.50%
       greater than or equal to 3.50 to
       1.00

(iv)   Less than 3.50 to 1.00, but               (iv)    1.75%             (iv)    2.25%
       greater than or equal to 3.00 to
       1.00

(v)    Less than 3.00 to 1.00                    (v)     1.50%             (v)     2.00%





SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 4

         If Borrower shall fail to deliver a Quarterly Compliance Certificate by the date required pursuant to Section 9.1(J) of this Agreement, then effective as of the date such Quarterly Compliance Certificate becomes delinquent, the applicable Eurodollar Margin shall be conclusively presumed to equal the highest applicable Eurodollar Margin specified in the pricing table set forth above, such automatic adjustment to remain in effect until the first Business Day of the calendar month during which such delinquent Quarterly Compliance Certificate is delivered. From and after the first Business Day of the calendar month during which such delinquent Quarterly Compliance Certificate is delivered and until the next Eurodollar Adjustment Date, the Eurodollar Margin shall be determined by reference to such delinquent Quarterly Compliance Certificate and the pricing table set forth above.

         FIXED CHARGE RATIO - for any fiscal period of Borrower means, the ratio of (i) an amount equal to (a) the sum of (1) the Adjusted Net Earnings From Operations of DXP and its Subsidiaries for such period, plus (2) non-cash charges of DXP and its Subsidiaries in respect to depreciation and amortization for such period, plus (3) Interest Expense of DXP and its Subsidiaries for such period minus (4) Capital Expenditures made by DXP and its Subsidiaries during such period, to (ii) Fixed Charges of DXP and its Subsidiaries for such period, all of the above being determined on a consolidated basis in accordance with GAAP.

         FIXED CHARGES - for any fiscal period of Borrower means the sum of (i) scheduled principal payments required to be made by DXP and its Subsidiaries during such period in respect to Indebtedness, plus (ii) Interest Expense of DXP and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

         INTEREST EXPENSE - with respect to any fiscal period, the interest expense incurred for such period as determined in accordance with GAAP plus Letter of Credit and LC Guaranty fees owing for such period.

         MONEY BORROWED - means (i) Indebtedness arising from the lending of money by any Person to DXP or any Subsidiary of DXP, (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to DXP or any Subsidiary of DXP (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit; and (v) Indebtedness of DXP or any Subsidiary of DXP under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through
(iv) hereof, if owed directly by DXP or such Subsidiary of DXP.

         NOTES - the Term Note and the Acquisition Term Loans Note.

         SENIOR DEBT - means all Money Borrowed, excluding Subordinated Debt.



SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 5

         SENIOR INTEREST COVERAGE RATIO - for any fiscal period of Borrower means, the ratio of (i) an amount equal to the sum of (a) the Adjusted Net Earnings From Operations of DXP and its Subsidiaries for such period, plus (b) Tax Expense of DXP and its Subsidiaries for such period, plus (c) Interest Expense of DXP and its Subsidiaries for such period in respect of Senior Debt, to (ii) Interest Expense of DXP and its Subsidiaries for such period in respect of Senior Debt, all as determined on a consolidated basis in accordance with GAAP.

         SIXTH AMENDMENT - the Sixth Amendment to Second Amended and Restated Loan and Security Agreement, by and between Lender and Borrower.

         STOCK OFFERING - the secondary stock offering of capital stock in DXP which is expected to raise approximately $25,000,000 in net proceeds for DXP.

         TARGET COMPANY - shall have the meaning set forth in Section 2.2(A) of this Agreement.

         TARGET COMPANY ADJUSTED NET EARNINGS FROM OPERATIONS - with respect to any fiscal period, means the consolidated (in accordance with GAAP) net earnings (or loss) of the Target Company and its Subsidiaries after provision for income taxes for such fiscal period of the Target Company, all as reflected on the consolidated financial statement of the Target Company and its Subsidiaries supplied to Lender by Borrower but excluding: (a) any gain or loss arising from the sale of capital assets; (b) any gain arising from any write-up of assets;
(c) earnings of any Subsidiary accrued prior to the date it became a Subsidiary;
(d) earnings of any corporation, substantially all the assets of which have been acquired in any manner by the Target Company or a Subsidiary of the Target Company, realized by such corporation prior to the date of such acquisition; (e) net earnings of any business entity (other than a Subsidiary) in which the Target Company or a Subsidiary of the Target Company has an ownership interest unless such net earnings shall have actually been received by the Target Company or such Subsidiary of the Target Company in the form of cash distributions; (f) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of dividends to the Target Company or a Subsidiary of the Target Company; (g) the earnings of any Person to which any assets of the Target Company or any Subsidiary of the Target Company shall have been sold, transferred or disposed of, or into which the Target Company or a Subsidiary of the Target Company shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction; (h) any gain arising from the acquisition of any Securities of the Target Company or a Subsidiary of the Target Company; and (i) any gain arising from extraordinary or non-recurring items.

         TARGET COMPANY EBITDA - for any fiscal period of the relevant Target Company, means the sum of (i) the Target Company Adjusted Net Earnings From Operations for such period, plus (ii) non-cash charges of such Target Company and its Subsidiaries in respect to depreciation and amortization for such period, plus (iii) Tax Expense of such Target Company and its Subsidiaries for such period, plus (iv) interest expense of such Target Company and its Subsidiaries for such period, all of the above being determined on a consolidated basis in accordance with GAAP.




SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 6

         TAX EXPENSE - with respect to any fiscal period, the tax expense incurred for such period as determined in accordance with GAAP."

         2.03 AMENDMENT TO DEFINITION OF "BORROWING BASE" IN SECTION 1.1 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment,
Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "BORROWING BASE - as at any date of determination thereof, an amount equal to the lesser of:

                         (a) Forty Million Dollars ($40,000,000), minus the aggregate unpaid principal balance of the Term Loan and of the Acquisition Term Loans at such date; or

                         (b)    an amount equal to:

                                (i) 85% of the net amount of eligible Accounts
                         outstanding at such date (as determined by Lender in its sole discretion);

                                PLUS

                                (ii) the lesser of (A) Twelve Million Five
                         Hundred Thousand Dollars ($12,500,000) or (B) 50% of the value of Eligible Inventory (as determined by Lender in its sole discretion) at such date consisting of finished goods, calculated on the basis of the lower of cost or fair market value (as determined by Lender in its sole discretion) with the cost of finished goods calculated on a first-in, first-out basis;

                                MINUS (subtract from the sum of clauses (i) and
                         (ii) above)

                                (iii) an amount equal to the sum of (A) the face
                         amount of all LC Guaranties and Letters of Credit issued by Lender or Affiliates of Lender and outstanding at such date and (B) any amounts which Lender may be obligated to pay in the future for the account of Borrower pursuant to this Agreement, the Other Agreements or otherwise.

                  For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time."

         2.04 AMENDMENT TO DEFINITION OF "COMMITMENT" IN SECTION 1.1 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, the definition of "Commitment" contained in Section 1.1 of the Loan Agreement is amended and restated to read in its entirety as follows:

                  "Commitment - Forty Million Dollars ($40,000,000.00)."



SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 7

         2.05 AMENDMENT TO DEFINITION OF "LOANS" IN SECTION 1.1 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, the definition of "Loans" contained in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "LOANS - all loans and advances made by Lender pursuant to this Agreement, including, without limitation, all Revolving Credit Loans and the Term Loan and the Acquisition Term Loans."

         2.06 AMENDMENT TO DEFINITION OF "TERM NOTE" IN SECTION 1.1 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, the definition of "Term Note" in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "TERM NOTE - that certain Secured Promissory Note, dated March 1, 1994, in the original principal amount of $1,329,277.37, executed by Sepco, and payable to the order of Lender, as renewed, extended, modified and restated from time to time, including, without limitation, as modified and extended by (i) the Third Amendment Modification Agreements (which Third Amendment Modification Agreements, among other things, modified the Term Note to reflect the increase of the Term Loan to $5,000,000), and (ii) the Sixth Amendment (which Sixth Amendment, among other things, modified the Term Note to reflect the increase of the Term Loan to $9,887,000.00)."

         2.07 AMENDMENT TO SECTION 2.2 OF THE LOAN AGREEMENT. - Effective as of the date of execution of this Amendment, Section 2.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "2.2 TERM LOAN. The parties hereto agree that effective as of April 1, 1994, (i) Lender made to Sepco that certain term loan in the original principal amount of $1,329,277.37, evidenced by that certain Secured Promissory Note, dated April 1, 1994, in the original principal amount of $1,329,277.37, executed by Sepco, and payable to the order of Lender, and (ii) as of the date of execution of the Third Amendment, the unpaid principal amount of such term loan was $82,231.76, and that in connection with the Third Amendment, at the request of Sepco Lender converted $4,917,768.24 of the principal amount of Revolving Credit Loans made to Sepco by Lender outstanding on the date of execution of the Third Amendment to a term loan, which term loan was combined and consolidated with the outstanding principal amount of the term loan made to Sepco on April 1, 1994, such that the combined term loan was in the aggregate principal amount of $5,000,000. Sepco further agrees, represents and warrants that as of the date of execution of the Sixth Amendment, the unpaid principal amount of such term loan is $4,887,000.00, and that there are no claims or offsets against, or defenses or counterclaims to, payment of such amount to Lender. Sepco further agrees, represents and warrants that it has requested that Lender make on the date of execution of the Sixth Amendment an additional $5,000,000 term loan to Sepco, the proceeds of which will be used to replace working capital used by Sepco to acquire assets of Tri-Electric Supply, Ltd., and that such additional $5,000,000 term loan be combined and consolidated with the existing term loan, such that the combined and consolidated term loan shall be in the aggregate principal amount of $9,887,000.00 (such combined and consolidated term loan being referred to in this Agreement as the 'Term Loan'). Subject to the terms and conditions of this Agreement, Lender agrees to make the Term Loan to Sepco, and in connection therewith to advance on the date of execution the Sixth Amendment an additional
         $5,000,000.00. The Term Loan shall be repayable in accordance with the terms of the Term Note, and shall be secured by the Collateral.


SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 8

         The parties hereto agree that the Term Loan represents a portion of the 'Sepco Obligations' referred to and defined in Section 1.5 of this Agreement. If Sepco sells any of its Equipment or real Property, or if any of the other Property owned by Sepco is taken by condemnation, Sepco shall pay to Lender, unless otherwise agreed to by Lender, as and when received by Sepco and as a mandatory prepayment of the Term Loan (or, at Lender's option, such of the other Obligations as Lender may elect), a sum equal to the proceeds received by Sepco from such sale or condemnation, less any state or federal income tax directly attributable thereto

         2.08 ADDITION OF A NEW SECTION 2.2(A) TO THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, a new section, Section 2.2(A), is hereby added to the Loan Agreement to read in its entirety as follows:

                  "(A) ACQUISITION TERM LOANS. Subject to all of the terms and conditions of this Agreement, for so long as no Default or Event of Default exists and Borrower has satisfied the Acquisition Term Loans Conditions, Lender may from time to time during the period beginning the date of execution of the Sixth Amendment and continuing until January 1, 2000, make Loans (referred to in this Agreement as the 'Acquisition Term Loans') to Borrower to finance Borrower's acquisition of assets of a company engaged in the business of supplying or distributing maintenance, repair, and/or operating products, equipment and services to industrial customers (each such company being referred to in this Agreement as a 'Target Company'), provided that the aggregate principal amount of the Acquisition Term Loans advanced by Lender to Borrower under this Agreement shall not exceed $15,000,000, Lender's commitment to make up to $15,000,000 in Acquisition Term Loans being a multiple advance term loan facility and not a revolving credit facility. Each Acquisition Term Loan shall be subject to approval in Lender's sole discretion, and shall be in such amount as may be mutually agreed upon by Borrower and Lender, but in no event shall the Acquisition Term Loan exceed 100% of the purchase price of such assets of the Target Company; provided, however, such purchase price shall not exceed (i) six times (ii) the Target Company EBITDA for such Target Company for the twelve calendar month period of such Target Company ending on the calculation date of the most recent acceptable financial statements of such Target Company provided to Lender. The Acquisition Term Loans shall be secured by the Collateral and shall be repaid as set forth in the Acquisition Term Loans Note."

         2.09 AMENDMENT TO SECTION 3.1(A) OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, the first two sentences of
Section 3.1(A) of the Loan Agreement are amended and restated to read in their entirety as follows:

                  "(A) Outstanding principal on the Loans shall bear interest, calculated daily, at the following rates per annum (individually called, as applicable, an 'Applicable Annual Rate'): (i) Eurodollar Loans shall bear interest at a rate per annum equal to the applicable Eurodollar Margin plus the Eurodollar Base Rate for the Eurodollar Interest Period applicable thereto, and (ii) all other Loans shall bear interest at a rate per annum equal to the applicable Domestic Margin plus the Base Rate. All Loans shall bear interest at a rate per annum equal to the applicable Domestic Margin plus the Base Rate unless the Borrower provides a Eurodollar Borrowing Notice to the Lender in accordance with Section 3.7(A) irrevocably electing that all or a portion of the Loans are to bear interest at a Eurodollar Base Rate; provided, however, prior to July 1, 1998, no portion of the Term Loans may be elected by Borrower to bear interest at a Eurodollar Base Rate. Each Loan that is not a Eurodollar Loan shall be increased or decreased, as


SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 9
         the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective."

         2.10 AMENDMENT TO SECTION 3.1(B) OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 3.1(B) of the Loan Agreement is hereby amended by amending and restating clause (ii) of such
Section 3.1(B) in its entirety as follows:

                  "(ii) unless preempted by federal law, the Applicable Annual Rate or Default Rate, as applicable, from time to time in effect hereunder may not exceed the applicable 'weekly ceiling' (as such term is defined in Chapter 303 of the Texas Finance Code [Vernon's Texas Codes Annotated], as amended from time to time) from time to time in effect."

         2.11 AMENDMENT TO SECTION 3.3 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 3.3 of the Loan Agreement is amended as follows:

                  (i) Section 3.3(A) is amended by deleting therefrom the reference to the date "January 2, 1999" and substituting therefor the date "January 2, 2000."

                  (ii) Section 3.3(C) is amended and restated to read in its entirety as follows:

                         "(C) At the effective date of any such termination by
                  Borrower, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under this Agreement and any of the Other Agreements), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to $50,000 if termination occurs at any time prior to January 2, 2000 or during any Renewal Term thereafter. If termination occurs on the last day of the Original Term or the last day of any Renewal Term, no termination charge shall be payable."

         2.12 AMENDMENT TO SECTION 3.4 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, the first sentence of Section 3.4 of the Loan Agreement is amended and restated to read in its entirety as follows:

                  "Principal and interest on the Term Loan shall be payable as provided in the Term Note, and principal and interest on the Acquisition Term Loans shall be payable as provided in the Acquisition Term Loans Note."

         2.13 AMENDMENT TO SECTION 9.3 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 9.3 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "9.3. SPECIFIC FINANCIAL COVENANTS. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, DXP and its Subsidiaries shall:

                         (A) Maintain, on a consolidated basis in accordance
                  with GAAP, as of the end of each fiscal quarter, beginning with the fiscal quarter ending on June 30, 1998, for the twelve calendar month period ending on such date, a Fixed Charge Ratio of not less than 1.50 to 1.00.



SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 10

                         (B) Achieve, on a consolidated basis in accordance with
                  GAAP, on the last day of each fiscal quarter, set forth below, for the twelve calendar month period ending on such date, a Senior Interest Coverage Ratio equal to or greater than the ratio set forth below for the twelve calendar month period ending on the date corresponding thereto:

                             DATE                                RATIO
                   ---------------------------           --------------------
                  (i)    June 30, 1998                   (i)    2.75 to 1.00
                  (ii)   September 30, 1998              (ii)   2.75 to 1.00
                  (iii)  December 31, 1998               (iii)  2.75 to 1.00
                  (iv)   Each March 31, June 30,         (iv)   3.00 to 1.00
                  September 30 and December 31
                  thereafter occurring



                         (C) Maintain, on a consolidated basis in accordance
                  with GAAP, as of the last day of each fiscal quarter set forth below (the 'Calculation Date'), a ratio of (i) the Senior Debt of DXP and its Subsidiaries on such Calculation Date, to (ii) an amount equal to (a) the EBITDA of DXP and its Subsidiaries for the twelve calendar month period ending on such Calculation Date, minus (b) Capital Expenditures made by DXP and its Subsidiaries during such period, of not greater than the ratio set forth below on the Calculation Date corresponding thereto:

                       CALCULATION DATE                         RATIO
                       ----------------                         -----

                  (i)    June 30, 1998                  (i)    4.50 to 1.00
                  (ii)   September 30, 1998             (ii)   4.50 to 1.00
                  (iii)  December 31, 1998              (iii)  4.50 to 1.00
                  (iv)   Each March 31, June 30,        (iv)   4.00 to 1.00
                  September 30, and December 31
                  thereafter occurring


                  Notwithstanding the foregoing, beginning with the first Calculation Date to occur after the consummation of the Stock Offering, and continuing on each subsequent Calculation Date, the relevant maximum ratio shall be 3.00 to 1.00."

         2.14 AMENDMENT TO SECTION 11.1(A) OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 11.1(A) of the Loan Agreement is amended by adding after the words "Term Note" but before the word "within," the words "and/or the Acquisition Term Loans Note".

         2.15 AMENDMENT TO SECTION 11.1(B) OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 11.1(B) of the Loan Agreement is amended by adding after the words "Term Note," but before the word "on," the words "or the Acquisition Term Loans Note".

         2.16 AMENDMENT TO SECTION 11.1 OF THE LOAN AGREEMENT; ADDITION OF NEW SECTIONS 11.1(P), 11.1(Q), 11.1(R) AND 11.1(S). Effective as of the date of execution of this Amendment, Sections 11.1(P), (Q), (R) and (S) are hereby added to Section 11.1 of the Loan Agreement to read in their entirety as follows:


SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 11

                  "(P) Borrower ceases to be a Subsidiary of DXP, unless due to the merger of Borrower into DXP, with DXP being the surviving entity; or

                  (Q) Each of Borrower, American MRO, Inc., Bayou Pumps, Inc., Pelican State Supply Company, Inc. and DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc. has not by October 1, 1998, been merged into DXP, with DXP being the surviving entity, upon terms and conditions and pursuant to documentation satisfactory to Lender; or

                  (R) The occurrence of an 'Event of Default,' as such term is defined in that certain Loan and Security Agreement, dated May 29, 1997, executed by Lender and Pelican State Supply Company, Inc., as renewed, extended, modified and restated from time to time; or

                  (S) The occurrence of an 'Event of Default,' as such term is defined in that certain Loan and Security Agreement, dated June 16, 1997, executed by Lender and DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc., as renewed, extended, modified and restated from time to time."

         2.17 AMENDMENT TO SECTION 12.10 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 12.10 of the Loan Agreement is amended such that copies of all notices to Lender shall hereafter also be sent to the following address:

                  "Patton Boggs, L.L.P.
                  2200 Ross Avenue, Suite 900
                  Dallas, Texas  75201-2774
                  Attention:  Kenneth M. Vesledahl, Esq.
                  Facsimile No. (214) 871-2688"

         2.18 AMENDMENT TO SECTION 12.16 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 12.16 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "12.16 NONAPPLICABILITY OF CHAPTER 303 OF TEXAS FINANCE CODE. Borrower and Lender hereby agree that the provisions of Chapter 346 of the Texas Finance Code [Vernon's Texas Codes Annotated] (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to this Agreement or any of the other Loan Documents."

         2.19     EXTENSION OF MATURITY OF TERM NOTE. The maturity of the Term
Note is hereby renewed and extended until January 2, 2000.

         2.20 AMENDMENT TO PRINCIPAL BALANCE OF TERM NOTE. Borrower and Lender hereby amend the Term Note such that (i) each reference in the Term Note to the dollar amount "$5,000,000.00" is deleted and substituted therefor is the dollar amount "$9,887,000.00", and (ii) the reference to the phrase "FIVE MILLION AND NO/100 DOLLARS" is deleted and substituted therefor is the phrase "NINE MILLION EIGHT HUNDRED EIGHTY SEVEN THOUSAND AND NO/100 DOLLARS."

         2.21 AMENDMENT TO INTEREST RATE PROVISIONS IN THE TERM NOTE. Borrower and Lender hereby amend the Term Note as follows:


SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 12

                  (a) The first paragraph on the first page of the Term Note is amended by deleting therefrom the phrase "0.50% above the Base Rate (the 'Annual Term Rate')," and substituting therefor the phrase "the Applicable Annual Rate (as defined in the Loan Agreement)", and each other reference in the Term Note to the words "Annual Term Rate" is deleted and substituted therefor are the words "Applicable Annual Rate."

                  (b) The last paragraph on page one of the Term Note (as it carries forward on page two of the Term Note) is hereby amended and restated to read in its entirety as follows:

                         "Borrower acknowledges and understands that the Base
                  Rate merely serves as a basis upon which effective rates of interest are calculated for loans making reference to the per annum rate of interest established by Bank from time to time as its base rate and that such rate may not be the lowest or best rate at which Bank calculates interest or extends credit. Each portion of the outstanding principal amount of this Note that is not a Eurodollar Loan (as defined in the Loan Agreement) shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the date that any such change in the Base Rate becomes effective. The Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the date hereof, but if this Note is executed on a day that is not a Business Day, the Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof. The rate of interest in effect hereunder may be increased in accordance with the provisions of the Loan Agreement. Interest on this Note shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days); provided, however, interest due at the Maximum Legal Rate shall be calculated on the basis of actual days elapsed over a year of 365 or 366 days, as the case may be."

                  (c) The first full paragraph on page two of the Term Note is amended by deleting therefrom the words "Base Rate" and substituting therefor the words "Applicable Annual Rate."

         2.22 AMENDMENT TO PAYMENT TERMS IN THE TERM NOTE. Effective as of the date of execution of this Amendment, the last paragraph on page two of the Term Note is amended and restated to read in its entirety as follows:

                  "The principal amount of and accrued interest on this Note shall be due and payable on the dates and in the manner hereinafter set forth:

                         (a) interest shall be due and payable monthly, in
                  arrears, on the first day of each month, commencing on August 1, 1996, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

                         (b) the principal shall be due and payable in equal
                  monthly installments of EIGHTY-TWO THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($82,500.00) each, commencing on October 1, 1998, and continuing on the first day of each month thereafter to and including the first day of December, 1999; and



SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 13

                         (c) the entire unpaid principal balance hereof,
                  together with any and all other amounts due hereunder, shall be due and payable on January 2, 2000."

         2.23 AMENDMENT TO PREPAYMENT PREMIUM PROVISION IN THE TERM NOTE. The Term Note is further amended by deleting the third sentence presently found in the second full paragraph of page three of the Term Note and substituting therefor the following new sentence:

         "If Borrower terminates the Loan Agreement pursuant to Section 3.3(B) thereof, then, upon the effective date of such termination, Borrower shall pay to Lender (in addition to any other charges due under the terms of the Loan Agreement) the termination charge provided for in
         Section 3.3(C) of the Loan Agreement."

                                   ARTICLE III
                                   NO WAIVERS

         3.01 Nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument between Borrower and Lender.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         4.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by
Lender:

                  (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Lender:

                         (i) This Amendment, duly executed by Borrower, together
                  with the relevant Consent, Ratification, and Amendment, respectively duly executed by David R. Little, individually, Gary A. Allcorn, Trustee for Kacey Joyce Little, Nicholas David Little and Andrea Rae Little 1988 Trusts, DXP Enterprises, Inc. ("Parent"), DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc. and Pelican State Supply Company, Inc.;

                         (ii) The Acquisition Term Loans Note, in the form of
                  Exhibit A attached hereto, duly executed by Borrower;

                         (iii) UCC-1 Financing Statements covering all of the
                  assets of American MRO, Inc., duly executed by American MRO, Inc., in favor of Lender, for filing in the relevant filing offices in Alabama, Arkansas, Colorado, Louisiana, Nevada, New Mexico, Oklahoma and Texas;



SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 14

                         (iv) Original stock powers, duly executed by the Andrea
                  Rae Little 1988 Trust, the Kacey Joyce Little 1988 Trust, the Nicholas David Little 1988 Trust and Parent, covering the Parent stock certificates owned by such entities;

                         (v) Original stock powers, duly executed by Parent,
                  covering the Pelican State Supply Company, Inc. and DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc. and Sepco stock certificates owned by Parent;

                         (vi) An Amendment to each of the existing Parent Stock
                  Pledge Agreements, duly executed by Parent;

                         (vii) Pelican State Supply Company, Inc. shall have
                  executed amendment documentation satisfactory to Lender regarding the credit facility provided by Lender to Pelican State Supply Company, Inc.;

                         (viii) DXP Acquisition, Inc., d/b/a Strategic
                  Acquisition, Inc. shall have executed amendment documentation satisfactory to Lender regarding the credit facility provided by Lender to DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc.; and

                         (ix) All other documents Lender may request with
                  respect to any matter relevant to this Amendment or the transactions contemplated hereby;

                  (b) Lender shall have received in immediately available funds from Borrower payment of $50,000 of the $100,000 restructuring fee described in Section 5.03 of this Amendment;

                  (c) The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                  (d) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender; and

                  (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                    ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Each Borrower and Lender agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.


SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 15

         5.02 REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Articles of Incorporation or Bylaws of such Borrower; (b) attached hereto as Annex A is a true, correct and complete copy of presently effective resolutions of each Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith, certified by the Assistant Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; (e) each Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; (f) Sepco has not amended its Articles of Incorporation or its Bylaws since the date of the Loan Agreement, (g) Bayou has not amended its Articles of Incorporation or its Bylaws since the date of incorporation of Bayou and (h) American has not amended its Articles of Incorporation or its Bylaws since the date of incorporation of American.

         5.03 RESTRUCTURING FEE. In consideration for the agreements of Lender contained herein including, without limitation, extending the Original Term, and restructuring and increasing the Term Loan, and providing for the Acquisition Term Loans facility, but subject to the provisions of Section 3.1(C) of the Loan Agreement, Sepco agrees to pay Lender a fee of $100,000. Such fee shall be fully earned on the date of execution of this Amendment. This fee shall be paid in three installments. The first such installment shall be in the amount of $50,000 and shall be due and payable on the date of execution of this Amendment. The second installment shall be in the amount of $25,000, and shall be due and payable on the earlier to occur of (i) the effective date of termination of this Agreement or (ii) September 30, 1998; provided, however, this $25,000 installment of such fee shall be waived by Lender provided that by the earlier of such dates each of the following events shall have occurred: (i)
(a) the Stock Offering shall have been consummated, (b) Parent shall have received at least $23,500,000 in net proceeds from the Stock Offering, and (c) all of such net proceeds shall have been applied to payment of the Revolving Credit Loans; and (ii) David R. Little shall have paid in full all outstanding indebtedness of David R. Little to Lender. The third installment shall be in the amount of $25,000, and shall be due and payable on the earlier to occur of (i) the effective date of termination of this Agreement, or (ii) March 31, 1999; provided, however, this $25,000 installment of such fee shall be waived by Lender provided that by the earlier of such dates each of the following events shall have occurred: (i) (a) the Stock Offering shall have been consummated, (b) Parent shall have received at least $23,500,000 in net proceeds from the Stock Offering, and (c) all of such net proceeds shall have been applied to payment of the Revolving Credit Loans, and (ii) David R. Little shall have paid in full all outstanding indebtedness of David R. Little to Lender.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.


SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 16

         6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, each Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without, limitation, the costs and fees of Lender's legal counsel.

         6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH BORROWER AND LENDER.



SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 17

         6.11 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                          "BORROWER"

                                          SEPCO INDUSTRIES, INC.

                                          By: /s/ GARY A. ALLCORN
                                             -------------------------------
                                          Name     Gary A. Allcorn
                                              ------------------------------
                                          Title: Senior V.P./Finance
                                                ----------------------------

                                          BAYOU PUMPS, INC.

                                          By:  /s/ GARY A. ALLCORN
                                             -------------------------------
                                          Name     Gary A. Allcorn
                                              ------------------------------
                                          Title:    Senior V.P./Finance
                                                ----------------------------


SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 18

                                          AMERICAN MRO, INC.

                                          By: /s/ GARY A. ALLCORN
                                             ------------------------------
                                          Name    Gary A. Allcorn
                                               ----------------------------
                                          Title   Senior V.P./Finance
                                                ---------------------------

                                          "LENDER"

                                          FLEET CAPITAL CORPORATION

                                          By: /s/ H. MICHAEL WILLS
                                             ------------------------------
                                          Name    H. Michael Wills
                                              -----------------------------
                                          Title:  VP
                                                 --------------------------
ANNEXES:

A-1 - Certified Resolutions of Sepco Industries, Inc.
A-2 - Certified Resolutions of Bayou Pumps, Inc.
A-3 - Certified Resolutions of American MRO, Inc.




SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 19

                                    ANNEX A-1

                            CERTIFIED RESOLUTIONS OF
                   SEPCO INDUSTRIES, INC.'S BOARD OF DIRECTORS

         RESOLVED: That any officer of Sepco Industries, Inc., a Texas corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend the Corporation's existing Second Amended and Restated Loan and Security Agreement by and between the Corporation and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut Corporation having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Sixth Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Other Agreements to be executed by Corporation, Bayou Pumps, Inc., American MRO, Inc. and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

         FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

         FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

         FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

         FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.




ANNEX A-1 TO  SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 1

                                  CERTIFICATION

         The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED:  April 29, 1998.


                                       /s/ GARY A. ALLCORN
                                       ----------------------------------------
                                       [Assistant] Secretary of the Corporation




ANNEX A-1 TO  SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 2

                                    ANNEX A-2

                            CERTIFIED RESOLUTIONS OF
                     BAYOU PUMPS, INC.'S BOARD OF DIRECTORS

         RESOLVED: That any officer of Bayou Pumps, Inc., a Texas corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to become a party to and amend that certain Second Amended and Restated Loan and Security Agreement by and between Sepco Industries, Inc. ("Sepco") and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut Corporation having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), as thereafter amended (Corporation being a present party to such Second Amended and Restated Loan and Security Agreement), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Sixth Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Other Agreements to be executed by Corporation, Sepco, American MRO, Inc. and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

         FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

         FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

         FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

         FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.




ANNEX A-2 TO  SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 1

                                  CERTIFICATION

         The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED:  April 29, 1998.


                                       /s/ GARY A. ALLCORN
                                       ---------------------------------------
                                       [Assistant] Secretary of the Corporation



ANNEX A-2 TO  SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 2

                                    ANNEX A-3

                            CERTIFIED RESOLUTIONS OF
                     AMERICAN MRO, INC.'S BOARD OF DIRECTORS

         RESOLVED: That any officer of American MRO, Inc., a Nevada corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend that certain Second Amended and Restated Loan and Security Agreement by and between Sepco Industries, Inc. ("Sepco") and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut Corporation having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Sixth Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Other Agreements to be executed by Corporation, Sepco, Bayou Pumps, Inc. and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

         FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

         FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

         FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

         FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.



ANNEX A-3 TO  SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 1

                                  CERTIFICATION

         The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED:  April 29, 1998.

                                       /s/ GARY A. ALLCORN
                                       ----------------------------------------
                                       [Assistant] Secretary of the Corporation



ANNEX A-3 TO  SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 2

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned, DAVID R. LITTLE, has executed that certain Amended and Restated Unconditional Guaranty, dated September 16, 1994 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having formerly been known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.). The undersigned hereby (i) consents and agrees to the terms of the Sixth Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Other Agreements, dated as of April 29, 1998 (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that
(a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) the Guaranty, is not as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  April 29, 1998.


                                        /s/ DAVID R. LITTLE
                                        -------------------------------------
                                        David R. Little, individually



CONSENT AND RATIFICATION TO  SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - Page 1

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned, GARY A. ALLCORN, TRUSTEE FOR KACEY JOYCE LITTLE, NICHOLAS DAVID LITTLE AND ANDREA RAE LITTLE 1988 TRUSTS, has executed that certain Amended and Restated Pledge Agreement dated September 16, 1994 (the "Pledge Agreement"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.). The undersigned hereby (i) consents and agrees to the terms of the Sixth Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Other Agreements, dated as of April 29, 1998 (the "Loan Amendment"), executed by Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Pledge Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Secured Indebtedness" as such term is used in the Pledge Agreement, (b) the Pledge Agreement is an "Other Agreement" as such term is defined in the Loan Agreement, (c) the Pledge Agreement, is not as of the date hereof subject to any claims, defenses or offsets, (d) nothing contained in this Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Pledge Agreement, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Pledge Agreement and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  April, 1998.

                                     /s/ GARY A. ALLCORN
                                     ---------------------------------------
                                     GARY A. ALLCORN, TRUSTEE FOR
                                     KACEY JOYCE LITTLE, NICHOLAS
                                     DAVID LITTLE AND ANDREA RAE
                                     LITTLE 1988 TRUSTS


CONSENT AND RATIFICATION TO  SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - Page 2

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned has executed each of the following guaranty agreements in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender") (each such guaranty agreement being hereinafter referred to as a "Guaranty"):

            (1) Continuing Guaranty Agreement [Indebtedness of Sepco Industries, Inc.], dated as of October 24, 1996;

            (2) Continuing Guaranty Agreement [Indebtedness of Bayou Pumps, Inc.], dated as of October 24, 1996; and

            (3) Continuing Guaranty Agreement [Indebtedness of American MRO, Inc.], dated as of October 24, 1996.

The undersigned hereby (i) consents and agrees to the terms of the Sixth Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Other Agreements, dated as of April 29, 1998 (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that each Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in each Guaranty, (b) each Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) no Guaranty is as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under any Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to each Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  29, 1998.

                                       DXP ENTERPRISES, INC., formerly known
                                       as Index, Inc.

                                       By: /s/ GARY A. ALLCORN
                                           --------------------------------
                                       Name    Gary A. Allcorn
                                           --------------------------------
                                       Title:  Senior V.P./Finance
                                             ------------------------------



CONSENT AND RATIFICATION TO  SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - Page 1

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned has executed each of the following guaranty agreements in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender") (each such guaranty agreement being hereinafter referred to as a "Guaranty"):

            (1) Continuing Guaranty Agreement [Indebtedness of Sepco Industries, Inc.], dated as of June 16, 1997;

            (2) Continuing Guaranty Agreement [Indebtedness of Bayou Pumps, Inc.], dated as of June 16, 1997; and

            (3) Continuing Guaranty Agreement [Indebtedness of American MRO, Inc.], dated as of June 16, 1997.

The undersigned hereby (i) consents and agrees to the terms of the Sixth Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Other Agreements, dated as of April 29, 1998 (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that each Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in each Guaranty, (b) each Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) no Guaranty is as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under any Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to each Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  April 29, 1998.

                                         DXP ACQUISITION, INC., d/b/a
                                         STRATEGIC ACQUISITION, INC.

                                         By: /s/ Gary A. Allcorn
                                            --------------------------------
                                         Name    Gary A. Allcorn
                                             -------------------------------
                                         Title: Senior V.P./Finance
                                               -----------------------------

CONSENT AND RATIFICATION TO  SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - Page 1

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned has executed each of the following guaranty agreements in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender") (each such guaranty agreement being hereinafter referred to as a "Guaranty"):

            (1) Continuing Guaranty Agreement [Indebtedness of Sepco Industries, Inc.], dated as of May 29, 1997;

            (2) Continuing Guaranty Agreement [Indebtedness of Bayou Pumps, Inc.], dated as of May 29, 1997; and

            (3) Continuing Guaranty Agreement [Indebtedness of American MRO, Inc.], dated as of May 29, 1997.

The undersigned hereby (i) consents and agrees to the terms of the Sixth Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Other Agreements, dated as of April 29, 1998 (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that each Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in each Guaranty, (b) each Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) no Guaranty is as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under any Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to each Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  April 29, 1998.

                                         PELICAN STATE SUPPLY
                                         COMPANY, INC.


                                         By:  /s/ GARY A. ALLCORN
                                             --------------------------------
                                         Name     Gary A. Allcorn
                                              -------------------------------
                                         Title: Senior V.P./Finance
                                               ------------------------------

CONSENT AND RATIFICATION TO  SIXTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - Page 1